U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 31, 2009

Nutra Pharma Corp.
(Exact name of registrant as specified in its charter)

California	000-32141	91-2021600
(State or jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

1537 NW 65th Avenue
Plantation, FL 33313
(Address of principal executive offices) (Zip Code)

Registrant's telephone number: 954 509-0911

(Former name or former address, if changed since last report)

Item 2.02.  Results of Operations and Financial Condition

On February 2, 2010, we issued a press release announcing our sales of $583,955 for our fourth fiscal quarter ended December 31, 2009.

A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit 99.1    Press Release

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

DATED: February 2, 2010
Nutra Pharma Corp.

/s/	Rik Deitsch
Rik Deitsch, President, Chief Executive Officer